                                                                    EXHIBIT 99.5

                         PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995 have been prepared to reflect adjustments to HIE's historical results of operations to give effect to the merger of HUBLink with a wholly-owned subsidiary of HIE as if said merger had occurred on January 1 of each period presented. The following unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 1998, give effect to said merger as if it had occurred on that date.

These pro forma financial statements have been prepared by HIE based on the audited financial statements of HUBLink for the years ended December 31, 1997, 1996 and 1995 and the unaudited financial statements of HUBLink for the three months ended March 31, 1998, all of which statements are included in this Current Report on Form 8-K.

These pro forma financial statements are not necessarily indicative of the results of operations which would have been attained had the merger been consummated on the dates indicated or which may be attained in the future. These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of HIE (included in the Quarterly Report on Form 10-Q of HIE for the quarterly period ended March 31, 1998 and the Annual Report on Form 10-K of HIE for the years ended December 31, 1997, 1996 and 1995) and HUBLink (included herein).

            Healthdyne Information Enterprises, Inc. and Subsidiaries
        Pro Forma Combined Condensed Statements of Operations (Unaudited)
                    For the three months ended March 31, 1998
                    (in thousands, except per share amounts)


                                                        Three Months Ended March 31, 1998
                                        ------------------------------------------------------------------
                                                                                 Pro Forma
                                                                   ---------------------------------------
                                               Historical               Adjustments
                                        --------------------------
                                            HIE         HUBLink     Note       Amount         Combined
Revenue:
     Software                                $ 1,905        $  74                                 $ 1,979
     Services and other                        2,796          425                                   3,221
                                        ------------- ------------         -------------------------------
          Total revenue                        4,701          499                                   5,200
                                        ------------- ------------         -------------------------------

Cost of revenue:
     Software                                    222            0                                     222
     Services and other                        1,358          206                                   1,564
                                        ------------- ------------         -------------------------------
          Total cost of revenue                1,580          206                                   1,786
                                        ------------- ------------         -------------------------------

Gross profit                                   3,121          293                                   3,414
                                        ------------- ------------         -------------------------------

Operating expenses:
     Sales and marketing                       1,115          306                                   1,421
     Research and development                    543          425                                     968
     General and administrative                1,008          223                                   1,231
                                        ------------- ------------         -------------------------------
          Total operating expenses             2,666          954                                   3,620
                                        ------------- ------------         -------------------------------

Operating earnings (loss)                        455         (661)                                   (206)
Interest income (expense), net                    41          (48)                                     (7)
                                        ------------- ------------         -------------------------------

Earnings (loss) before income taxes              496         (709)                                   (213)

Income tax (expense) benefit                    (144)           0    2             $ 144               0
                                        ------------- ------------         -------------------------------

Net earnings (loss)                          $   352        $(709)                 $ 144          $ (213)
                                        ==========================         ===============================

Net earnings (loss) per share of
common stock:
     Basic                                   $  0.02                                              $ (0.01)
                                        -------------                                      ===============
     Diluted                                 $  0.02                                              $ (0.01)
                                        -------------                                      ===============

Shares used in the calculation of net
earnings (loss) per share:
     Basic                                    20,902                 3              2,926          23,828
                                        ============                             =========================
     Diluted                                  21,689                 3              2,139          23,828
                                        ============                             =========================


  See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

            Healthdyne Information Enterprises, Inc. and Subsidiaries
        Pro Forma Combined Condensed Statements of Operations (Unaudited)
                      For the year ended December 31, 1997
                    (in thousands, except per share amounts)

                                                          Year Ended December 31, 1997
                                        ------------------------------------------------------------------
                                                                                 Pro Forma
                                                                   ---------------------------------------
                                               Historical               Adjustments
                                        --------------------------
                                            HIE         HUBLink     Note       Amount         Combined
Revenue:
     Software                                $ 6,773      $   615                                 $ 7,388
     Services and other                        8,779        1,897                                  10,676
                                        ------------- ------------         -------------------------------
          Total revenue                       15,552        2,512                                  18,064
                                        ------------- ------------         -------------------------------

Cost of revenue:
     Software                                  1,026            0                                   1,026
     Services and other                        4,882        1,143                                   6,025
                                        ------------- ------------         -------------------------------
          Total cost of revenue                5,908        1,143                                   7,051
                                        ------------- ------------         -------------------------------

Gross profit                                   9,644        1,369                                  11,013
                                        ------------- ------------         -------------------------------

Operating expenses:
     Sales and marketing                       3,624        1,738                                   5,362
     Research and development                  1,611        1,366                                   2,977
     General and administrative                4,215          569                                   4,784
     Non-recurring charges                     6,396            0                                   6,396
                                        ------------- ------------         -------------------------------
          Total operating expenses            15,846        3,673                                  19,519
                                        ------------- ------------         -------------------------------

Operating loss                                (6,202)      (2,304)                                 (8,506)
Losses of affiliate                             (151)                                                (151)
Interest income (expense), net                   187        (126)                                      61
                                        ------------- ------------         -------------------------------

Loss before income taxes                      (6,166)      (2,430)                                 (8,596)

Income tax (expense) benefit                       0            0                                       0
                                        ------------- ------------         -------------------------------

Net loss                                     $(6,166)     $(2,430)                                $(8,596)
                                        ==========================         ===============================

Net loss per share of common stock:
     Basic                                   $ (0.30)                                             $ (0.37)
                                        =============                                      ===============
     Diluted                                 $ (0.30)                                             $ (0.37)
                                        =============                                      ===============

Shares used in the calculation of net
loss per share:
     Basic                                    20,336                 3              2,859          23,195
                                        =============                      ===============================
     Diluted                                  20,336                 3              2,859          23,195
                                        =============                      ===============================


  See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

            Healthdyne Information Enterprises, Inc. and Subsidiaries
        Pro Forma Combined Condensed Statements of Operations (Unaudited)
                      For the year ended December 31, 1996
                    (in thousands, except per share amounts)

                                                          Year Ended December 31, 1996
                                        ------------------------------------------------------------------
                                                                                 Pro Forma
                                                                   ---------------------------------------
                                               Historical               Adjustments
                                        --------------------------
                                            HIE         HUBLink     Note       Amount         Combined
Revenue:
     Software                                $ 7,169      $ 1,453                                $  8,622
     Services and other                        8,982        2,639                                  11,621
                                        ------------- ------------         -------------------------------
          Total revenue                       16,151        4,092                                  20,243
                                        ------------- ------------         -------------------------------

Cost of revenue:
     Software                                    907            0                                     907
     Services and other                        4,765        1,684                                   6,449
                                        ------------- ------------         -------------------------------
          Total cost of revenue                5,672        1,684                                   7,356
                                        ------------- ------------         -------------------------------

Gross profit                                  10,479        2,408                                  12,887
                                        ------------- ------------         -------------------------------

Operating expenses:
     Sales and marketing                       3,505        1,930                                   5,435
     Research and development                  1,576          964                                   2,540
     General and administrative                3,912          503                                   4,415
                                        ------------- ------------         -------------------------------
          Total operating expenses             8,993        3,397                                  12,390
                                        ------------- ------------         -------------------------------

Operating earnings (loss)                      1,486         (989)                                    497
Interest expense, net                           (303)         (88)                                   (391)
                                        ------------- ------------         -------------------------------

Earnings (loss) before income taxes            1,183       (1,077)                                    106

Income tax (expense) benefit                       0            0                                      0
                                        ------------- ------------         -------------------------------

Net earnings (loss)                          $ 1,183      $(1,077)                               $   106
                                        ==========================         ===============================

Net earnings (loss) per share of
common stock:
     Basic                                   $  0.07                                             $  0.01
                                        =============                                      ===============
     Diluted                                 $  0.06                                             $  0.00
                                        =============                                      ===============

Shares used in the calculation of net
earnings (loss) per share:
     Basic                                    17,481                 3              2,592         20,073
                                        =============                      ===============================
     Diluted                                  18,876                 3              2,592         21,468
                                        =============                      ===============================


  See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

            Healthdyne Information Enterprises, Inc. and Subsidiaries
        Pro Forma Combined Condensed Statements of Operations (Unaudited)
                      For the year ended December 31, 1995
                    (in thousands, except per share amounts)

                                                          Year Ended December 31, 1995
                                        ------------------------------------------------------------------
                                                                                 Pro Forma
                                                                   ---------------------------------------
                                               Historical               Adjustments
                                        --------------------------
                                            HIE         HUBLink     Note       Amount         Combined
Revenue:
     Software                               $  5,136       $1,087                                $  6,223
     Services and other                        3,564        1,461                                   5,025
                                        ------------- ------------         -------------------------------
          Total revenue                        8,700        2,548                                  11,248
                                        ------------- ------------         -------------------------------

Cost of revenue:
     Software                                    536            0                                     536
     Services and other                        2,082          909                                   2,991
                                        ------------- ------------         -------------------------------
          Total cost of revenue                2,618          909                                   3,527
                                        ------------- ------------         -------------------------------

Gross profit                                   6,082        1,639                                   7,721
                                        ------------- ------------         -------------------------------

Operating expenses:
     Sales and marketing                       3,435        1,530                                   4,965
     Research and development                  1,928          761                                   2,689
     General and administrative                4,337          185                                   4,522
     Non-recurring charges                     5,335          100                                   5,435
                                        ------------- ------------         -------------------------------
          Total operating expenses            15,035        2,576                                  17,611
                                        ------------- ------------         -------------------------------

Operating loss                                (8,953)        (937)                                 (9,890)
Losses of affiliate                           (1,144)           0                                  (1,144)
Minority interest                                142            0                                     142
Interest expense, net                           (168)         (41)                                   (209)
                                        ------------- ------------         -------------------------------

Loss before income taxes                     (10,123)        (978)                                (11,101)

Income tax (expense) benefit                     140            0                                     140
                                        ------------- ------------         -------------------------------

Net loss                                    $ (9,983)       $(978)                               $(10,961)
                                        ==========================         ===============================

Net loss per share of common stock:
     Basic                                  $  (0.64)                                            $  (0.60)
                                        =============                                      ===============
     Diluted                                $  (0.64)                                            $  (0.60)
                                        =============                                      ===============

Shares used in the calculation of net
loss per share:
     Basic                                    15,653                 3              2,477          18,130
                                        =============                      ================================
     Diluted                                  15,653                 3              2,477          18,130
                                        =============                      ================================


  See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

            Healthdyne Information Enterprises, Inc. and Subsidiaries
             Pro Forma Combined Condensed Balance Sheets (Unaudited)
                              As of March 31, 1998
                                 (in thousands)

                                                              As of March 31, 1998
                                        ------------------------------------------------------------------
                                                                                 Pro Forma
                                                                   ---------------------------------------
                                               Historical               Adjustments
                                        --------------------------
                                            HIE         HUBLink     Note       Amount         Combined
                Assets
Cash and cash equivalents                   $  4,146      $    58    3           $  (450)        $  3,754
Trade accounts receivable                      6,657          453                                   7,110
Other current assets                           1,442           38                                   1,480
                                        --------------------------         -------------------------------
     Total current assets                     12,245          549                   (450)          12,344

Notes receivable                                 341            0                                     341
Purchased software, net                        1,942            0                                   1,942
Capitalized software, net                        780            0                                     780
Property and equipment, net                    1,644          481                                   2,125
Goodwill, net                                  8,329            0                                   8,329
Other assets                                      39           36                                      75
                                        --------------------------         -------------------------------
     Total assets                           $ 25,320      $ 1,066                $  (450)       $  25,936
                                        ==========================         ===============================

 Liabilities and Shareholders' Equity
Current installments of debt                $    356      $ 2,123    3           $  (950)       $   1,529
Accounts payable                                 794          300                                   1,094
Accrued liabilities                            1,657          189    3               344            2,190
Deferred revenue                               3,150        1,252                                   4,402
                                        --------------------------         -------------------------------
     Total current liabilities                 5,957        3,864                   (606)           9,215
                                        --------------------------         -------------------------------

Other liabilities                                686          289                                     975
                                        --------------------------         -------------------------------

Common stock                                     209        4,193    3            (4,164)             238
Additional paid-in capital                    34,347            0    3             5,070           39,417
Accumulated deficit                          (15,879)      (7,280)   3              (750)         (23,909)
                                        --------------------------         -------------------------------
     Total shareholders' equity               18,677       (3,087)                   156           15,746
                                        --------------------------         -------------------------------

     Total Liabilities and
        Shareholders' Equity                $ 25,320      $ 1,066                $  (450)       $  25,936
                                        ==========================         ===============================


  See accompanying Notes to Pro Forma Combined Condensed Financial Statements.

            Healthdyne Information Enterprises, Inc. and Subsidiaries
           Notes to Pro Forma Combined Condensed Financial Statements
               March 31, 1998 and December 31, 1997, 1996 and 1995
                                 (in thousands)

1. GENERAL

The foregoing Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995 give effect to the merger of HUBLink with a wholly-owned subsidiary of HIE completed on May 12, 1998. HIE accounted for the merger as a pooling of interests.

Adjustments to the accompanying Pro Forma Combined Condensed Statements of Operations give effect to events that are (a) directly attributable to the merger; (b) expected to have a continuing effect on HIE; and (c) factually supportable. The adjustments to the Pro Forma Combined Statements of Operations assume that the transaction was consummated on January 1 of each period presented.

Adjustments to the accompanying Pro Forma Combined Condensed Balance Sheets as of March 31, 1998 include such adjustments as are necessary to give effect to the events that are directly attributable to the transaction and are factually supportable. The adjustments related to the Pro Forma Combined Condensed Balance Sheets assume that the transaction was consummated on March 31, 1998.

In preparing their respective historical financial statements, the management of both HIE and HUBLink were required to make estimates and assumptions that affected the reported amount of assets and liabilities as of the dates of the balance sheets and income and expenses for the periods reported. There were no significant differences in the estimates and assumptions used by the management of HIE and HUBLink with resect to the accounting for and reporting of similar events in their respective historical financial statements.

There were no intercompany transactions between HIE and HUBLink prior to the merger.

2. STATEMENTS OF OPERATIONS

The pro forma adjustments included in the accompanying Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995 relate to (a) the elimination of income tax expense for the three months ended March 31, 1998 due the combined net loss in that period and (b) the adjustment of shares used in the calculation of net earnings (loss) per share in all periods presented to give effect to the shares of HIE common stock issued in connection with the merger (see note 3). These adjustments assumed that the merger was consummated on January 1 of each period presented.

Subsequent to the merger, HIE eliminated certain redundant positions in the marketing, finance and administrative areas. Management estimates that these eliminated positions will reduce annual personnel costs up to approximately $500. In addition, management expects to incur certain integration costs in the range of $250 to $500 related primarily to its research and development activities during the remainder of 1998. These anticipated personnel cost reductions and incremental integration costs are not reflected in the accompanying Pro Forma Combined Condensed Statements of Operations in any period presented.

3. BALANCE SHEETS

The adjustments related to the accompanying Pro Forma Combined Condensed Balance Sheets assume that the transaction was consummated on March 31, 1998. The merger provided for the issuance of 2,926 shares of HIE Common Stock as follows: (a) 2,700 to the HUBLink shareholders; (b) 126 to a HUBLink shareholder in full payment of a $500 note payable and related accrued interest to said shareholder; and (c) 100 to an investment banking firm in full payment of a fee payable by HUBLink to said firm for advisory services related to the merger. In addition to this investment banking fee of approximately $406, HIE incurred additional non-recurring, merger-related expenses for employee severance totaling approximately $163 and for legal, accounting and regulatory fees totaling approximately $181, all of which will be expensed as non-recurring charges in HIE's operating results for the second quarter ended June 30, 1998.

For purposes of paying cash in lieu of fractional shares and paying the liabilities referred to in note 3(b) and 3(c) above, the fair value of HIE common stock on May 12, 1998, as defined in the merger agreement, was the average of the high and low HIE stock price on May 11, 1998 or $4.0625.

HIE used approximately $450 of its cash to reduce the amount of outstanding borrowings under HUBLink's line of credit as of May 12, 1998.